Financial risk management	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Financial risk management
24 Financial risk management
24.1 Financial risks
Financial and capital risk management strategy
The financial risks arising from the Group’s operations comprise market, liquidity and credit risk. These risks arise in the normal course of business and the Group manages its exposure to them in accordance with the Group’s portfolio risk management strategy. The objective of the strategy is to support the delivery of the Group’s financial targets, while protecting its future financial security and flexibility by taking advantage of the natural diversification provided by the scale, diversity and flexibility of the Group’s operations and activities.
As part of the risk management strategy, the Group monitors target gearing levels and credit rating metrics under a range of different stress test scenarios incorporating operational and macroeconomic factors.
Market risk management
The Group’s activities expose it to market risks associated with movements in interest rates, foreign currencies and commodity prices. Under the strategy outlined above, the Group seeks to achieve financing costs, currency impacts, input costs and commodity prices on a floating or index basis.
In executing the strategy, financial instruments are potentially employed in three distinct but related activities. The following table summarises these activities and the key risk management processes:

Activity	Key risk management processes

1   Risk mitigation

On an exception basis, hedging for the purposes of mitigating risk related to specific and significant expenditure on investments or capital projects will be executed if necessary to support the Group’s strategic objectives.
Execution of transactions within approved mandates.

2 Economic hedging of commodity sales, operating costs, short-term cash deposits, other monetary items and debt instruments

Where Group commodity production is sold to customers on pricing terms that deviate from the relevant index target and where a relevant derivatives market exists, financial instruments may be executed as an economic hedge to align the revenue price exposure with the index target and US dollars.	Measuring and reporting the exposure in customer commodity contracts and issued debt instruments.

Where debt is issued in a currency other than the US dollar and/or at a fixed interest rate, fair value and cash flow hedges may be executed to align the debt exposure with the Group’s functional currency of US dollars and/or to swap to a floating interest rate.	Executing hedging derivatives to align the total group exposure to the index target.

Where short-term cash deposits and other monetary items are denominated in a currency other than US dollars, derivative financial instruments may be executed to align the foreign exchange exposure to the Group’s functional currency of US dollars.	Execution of transactions within approved mandates.

3 Strategic financial transactions

Opportunistic transactions may be executed with financial instruments to capture value from perceived market over/under valuations.	Execution of transactions within approved mandates.
Primary responsibility for the identification and control of financial risks, including authorising and monitoring the use of financial instruments for the above activities and stipulating policy thereon, rests with the Financial Risk Management Committee under authority delegated by the Chief Executive Officer.
Interest rate risk
The Group is exposed to interest rate risk on its outstanding borrowings and short-term cash deposits from the possibility that changes in interest rates will affect future cash flows or the fair value of fixed interest rate financial instruments. Interest rate risk is managed as part of the portfolio risk management strategy.
The majority of the Group’s debt is issued at fixed interest rates. The Group has entered into interest rate swaps and cross currency interest rate swaps to convert most of its fixed interest rate exposure to floating US dollar interest rate exposure. As at 30 June 2024, 97 per cent of the Group’s borrowings were exposed to floating interest rates inclusive of the effect of swaps (2023: 98 per cent).
The fair value of interest rate swaps and cross currency interest rate swaps in hedge relationships used to hedge both interest rate and foreign currency risks are shown in the valuation hierarchy in section 24.4 ‘Derivatives and hedge accounting’.

Based on the net debt position as at 30 June 2024, taking into account interest rate swaps and cross currency interest rate swaps, it is estimated that a one percentage point increase in the Secured Overnight Financing Rate (SOFR) interest rate will decrease the Group’s equity and profit after taxation by US$47 million (2023: decrease of US$58 million). This assumes the change in interest rates is effective from the beginning of the financial year and the fixed/floating mix and balances are constant over the year.
Currency risk
The US dollar is the predominant functional currency within the Group and as a result, currency exposures arise from transactions and balances in currencies other than the US dollar. The Group’s potential currency exposures comprise:

•	translational exposure in respect of non-functional currency monetary items

•	transactional exposure in respect of non-functional currency expenditure and revenues
The Group’s foreign currency risk is managed as part of the portfolio risk management strategy.
Translational exposure in respect of
non-functional
currency monetary items
Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are restated at the end of each reporting period to US dollar equivalents and the associated gain or loss is taken to the income statement. The exception is foreign exchange gains or losses on foreign currency denominated provisions for closure and rehabilitation at operating sites, which are capitalised in property, plant and equipment.
The Group has entered into cross currency interest rate swaps and foreign exchange forwards to convert its significant foreign currency exposures in respect of monetary items into US dollars. Fluctuations in foreign exchange rates are therefore not expected to have a significant impact on equity and profit after tax.
The following table shows the carrying values of financial assets and liabilities at the end of the reporting period denominated in currencies other than the US dollar that are exposed to foreign currency risk:

Net financial (liabilities)/assets - by currency of denomination	2024	2023
	US$M	US$M
AUD	(3,850)	(4,168)
CAD	(543)	(312)
CLP	(150)	(74)
GBP	323	353
EUR	239	217
Other	43	355

Total	(3,938)	(3,629)

The principal
non-functional
currencies to which the Group is exposed are the Australian dollar, the Canadian dollar, the Chilean peso, the Pound sterling and the Euro. Based on the Group’s net financial assets and liabilities as at 30 June 2024, a weakening of the US dollar against these currencies (
one
cent strengthening in Australian dollar,
one
cent strengthening in Canadian dollar, 10 pesos strengthening in Chilean peso, one
penny strengthening in Pound sterling and
one
cent strengthening in Euro), with all other variables held constant, would decrease the Group’s equity and profit after taxation by US$17 million (2023: decrease of US$15 million).
Transactional exposure in respect of
non-functional
currency expenditure and revenues
Certain operating and capital expenditure is incurred in currencies other than an operation’s functional currency. To a lesser extent, certain sales revenue is earned in currencies other than the functional currency of operations and certain exchange control restrictions may require that funds be maintained in currencies other than the functional currency of the operation. These currency risks are managed as part of the portfolio risk management strategy. The Group may enter into forward exchange contracts when required under this strategy.
Commodity price risk
The risk associated with commodity prices is managed as part of the portfolio risk management strategy. Substantially all of the Group’s commodity production is sold on market-based index pricing terms, with derivatives used from time to time to achieve a specific outcome.
Financial instruments with commodity price risk comprise forward commodity and other derivative contracts with net liabilities at fair value of US$42 million (2023: net liabilities of US$20 million).
Provisionally priced commodity sales and purchases contracts
Provisionally priced sales or purchases volumes are those for which price finalisation, referenced to the relevant index, is outstanding at the reporting date. Provisional pricing mechanisms within these sales and purchases arrangements have the character of a commodity derivative. Trade receivables or payables under these contracts are carried at fair value through profit or loss using Level 2 valuation inputs based on forecast selling prices in the quotation period. The Group’s exposure at 30 June 2024 to the impact of movements in commodity prices upon provisionally invoiced sales and purchases volumes was predominately around copper.
The Group had 428 thousand tonnes of copper exposure as at 30 June 2024 (2023: 314 thousand tonnes) that was provisionally priced. The final price of these sales and purchases volumes will be determined during the first half of FY2025. A 10 per cent change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or decrease profit after taxation by US$299 million (2023: US$184 million).
The relationship between commodity prices and foreign currencies is complex and movements in foreign exchange rates can impact commodity prices.

Liquidity risk
Refer to note 21 ‘Net debt’ for details on the Group’s liquidity risk.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.
Refer to note 8 ‘Trade and other receivables’ and note 21 ‘Net debt’ for details on the Group credit risk.
24.2 Recognition and measurement
All financial assets and liabilities, other than derivatives and trade receivables, are initially recognised at the fair value of consideration paid or received, net of transaction costs as appropriate. Financial assets are initially recognised on their trade date.
Financial assets are subsequently carried at fair value or amortised cost based on:

•	the Group’s purpose, or business model, for holding the financial asset

•	whether the financial asset’s contractual terms give rise to cash flows that are solely payments of principal and interest
The resulting Financial Statements classifications of financial assets can be summarised as follows:

Contractual cash flows	Business model	Category
Solely principal and interest	Hold in order to collect contractual cash flows	Amortised cost

Solely principal and interest	Hold in order to collect contractual cash flows and sell	Fair value through other comprehensive income

Solely principal and interest	Hold in order to sell	Fair value through profit or loss

Other	Any of those mentioned above	Fair value through profit or loss
Solely principal and interest refers to the Group receiving returns only for the time value of money and the credit risk of the counterparty for financial assets held. The main exceptions for the Group are provisionally priced receivables and derivatives which are measured at fair value through profit or loss under IFRS 9.
The Group has the intention of collecting payment directly from its customers in most cases, however the Group also participates in receivables financing programs in respect of selected customers. Receivables in these portfolios which are classified as ‘hold in order to sell’, are provisionally priced receivables and are therefore held at fair value through profit or loss prior to sale to the financial institution.
With the exception of derivative contracts and provisionally priced trade payables which are carried at fair value through profit or loss, the Group’s financial liabilities are classified as subsequently measured at amortised cost.
The Group may in addition elect to designate certain financial assets or liabilities at fair value through profit or loss or to apply hedge accounting where they are not mandatorily held at fair value through profit or loss.
Fair value measurement
The carrying amount of financial assets and liabilities measured at fair value is principally calculated based on inputs other than quoted prices that are observable for these financial assets or liabilities, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices). Where no price information is available from a quoted market source, alternative market mechanisms or recent comparable transactions, fair value is estimated based on the Group’s views on relevant future prices, net of valuation allowances to accommodate liquidity, modelling and other risks implicit in such estimates.
The inputs used in fair value calculations are determined by the relevant segment or function. The functions support the assets and operate under a defined set of accountabilities authorised by the Executive Leadership Team. Movements in the fair value of financial assets and liabilities may be recognised through the income statement or in other comprehensive income according to the designation of the underlying instrument.
For financial assets and liabilities carried at fair value, the Group uses the following to categorise the inputs to the valuation method used based on the lowest level input that is significant to the fair value measurement as a whole:

IFRS 13 Fair value hierarchy	Level 1	Level 2	Level 3
Valuation inputs	Based on quoted prices (unadjusted) in active markets for identical financial assets and liabilities.	Based on inputs other than quoted prices included within Level 1 that are observable for the financial asset or liability, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices).	Based on inputs not observable in the market using appropriate valuation models, including discounted cash flow modelling.

24.3 Financial assets and liabilities
The financial assets and liabilities are presented by class in the table below at their carrying amounts.

	IFRS 13 Fair value hierarchy Level 1	IFRS 9 Classification	2024 US$M	2023 US$M
Current cross currency and interest rate swaps 2	2	Fair value through profit or loss	5	34
Current other derivative contracts 3	2,3	Fair value through profit or loss	118	407
Current other financial assets 4		Amortised cost	234	–
Current other investments 5	1,2	Fair value through profit or loss	24	29
Non-current cross currency and interest rate swaps 2	2	Fair value through profit or loss	113	149
Non-current other derivative contracts 3	2,3	Fair value through profit or loss	103	228
Non-current other financial assets 6	3	Fair value through profit or loss	195	246
Non-current other financial assets 4,7		Amortised cost	398	–
Non-current investment in shares	1,3	Fair value through other comprehensive income	201	224
Non-current other investments 5	1,2	Fair value through profit or loss	219	268

Total other financial assets			1,610	1,585
Cash and cash equivalents		Amortised cost	12,501	12,428
Trade and other receivables 8		Amortised cost	1,597	1,506
Provisionally priced trade receivables	2	Fair value through profit or loss	3,250	2,705

Total financial assets			18,958	18,224

Non-financial assets			83,404	83,072

Total assets			102,362	101,296

Current cross currency and interest rate swaps 2	2	Fair value through profit or loss	176	147
Current other derivative contracts	2	Fair value through profit or loss	241	176
Current other financial liabilities 9		Amortised cost	95	79
Non-current cross currency and interest rate swaps 2	2	Fair value through profit or loss	1,337	1,608
Non-current other derivative contracts 3	2,3	Fair value through profit or loss	54	82
Non-current other financial liabilities 9		Amortised cost	368	467

Total other financial liabilities			2,271	2,559
Trade and other payables 10		Amortised cost	6,049	5,338
Provisionally priced trade payables	2	Fair value through profit or loss	614	841
Bank overdrafts and short-term borrowings 11		Amortised cost	3	5
Bank loans 11		Amortised cost	2,610	7,502
Notes and debentures 11		Amortised cost	14,932	11,819
Lease liabilities 12			3,116	3,019
Other 11		Amortised cost	57	–

Total financial liabilities			29,652	31,083

Non-financial liabilities			23,590	21,683

Total liabilities			53,242	52,766

1
All of the Group’s financial assets and financial liabilities recognised at fair value were valued using market observable inputs categorised as Level 2 unless specified otherwise in the following footnotes.

2
Cross currency and interest rate swaps are valued using market data including interest rate curves and foreign exchange rates. A discounted cash flow approach is used to derive the fair value of cross currency and interest rate swaps at the reporting date.

3	Includes net other derivative assets of US$92 million related to power purchase contract agreements that are categorised as Level 3 (2023: US$46 million).

4	Includes deferred consideration of US$495 million in relation to the divestment of the Blackwater and Daunia mines.

5
Includes investments held by BHP Foundation which are restricted and not available for general use by the Group of US$243 million (2023: US$290 million) of which other investments (mainly US Treasury Notes) of US$134 million categorised as Level 1 (2023: US$138 million).

6	Includes receivables contingent on future realised coal price of US$195 million (2023: US$246 million receivables contingent on outcome of future events relating to mining and regulatory approvals).

7	Includes Senior notes of US$137 million relating to Samarco with a maturity date of 30 June 2031 (refer to note 4 ‘Significant events – Samarco dam failure’ for further information).

8	Excludes input taxes of US$492 million (2023: US$531 million) included in other receivables.

9	Includes the discounted settlement liability in relation to the cancellation of power contracts at the Group’s Escondida operations.

10	Excludes input taxes of US$101 million (2023: US$121 million) included in other payables.

11	All interest bearing liabilities, excluding lease liabilities, are unsecured.

12	Lease liabilities are measured in accordance with IFRS 16/AASB 16 ‘Leases’.

The carrying amounts in the table above generally approximate to fair value. In the case of US$532 million (2023: US$534 million) of fixed rate debt not swapped to floating rate, the fair value at 30 June 2024 was US$538 million (2023: US$538 million). The fair value is determined using a method that can be categorised as Level 2 and uses inputs based on benchmark interest rates, alternative market mechanisms or recent comparable transactions.
For financial instruments that are carried at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the fair value hierarchy by reassessing categorisation at the end of each reporting period. There were no transfers between categories during the period.
Offsetting financial assets and liabilities
The Group enters into money market deposits and derivative transactions under International Swaps and Derivatives Association master netting agreements that do not meet the offsetting criteria in IAS 32/AASB 132 ‘Financial Instruments: Presentation’, but allow for the related amounts to be set-off
in certain circumstances. The amounts set out as cross currency and interest rate swaps in the table above represent the derivative financial assets and liabilities of the Group that may be subject to the above arrangements and are presented on a gross basis.
24.4 Derivatives and hedge accounting
The Group uses derivatives to hedge its exposure to certain market risks and may elect to apply hedge accounting.
Hedge accounting
Derivatives are included within financial assets or liabilities at fair value through profit or loss unless they are designated as effective hedging instruments.
Where hedge accounting is applied, at the start of the transaction, the Group documents the type of hedge, the relationship between the hedging instrument and hedged items and its risk management objective and strategy for undertaking various hedge transactions. The documentation also demonstrates that the hedge is expected to be effective.
The Group applies the following types of hedge accounting to its derivatives hedging the interest rate and currency risks of its notes and debentures:

•
Fair value hedges – the fair value gain or loss on interest rate and cross currency swaps relating to interest rate risk, together with the change in the fair value of the hedged fixed rate borrowings attributable to interest rate risk are recognised immediately in the income statement. If the hedge no longer meets the criteria for hedge accounting, the fair value adjustment on the note or debenture is amortised to the income statement over the period to maturity using a recalculated effective interest rate.

•
Cash flow hedges – changes in the fair value of cross currency interest rate swaps which hedge foreign currency cash flows on the notes and debentures are recognised directly in other comprehensive income and accumulated in the cash flow hedging reserve. To the extent a hedge is ineffective, changes in fair value are recognised immediately in the income statement.

When a hedging instrument expires, or is sold, terminated or exercised, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is amortised to the income statement over the period to the hedged item’s maturity.
When hedged, the Group hedges the full notional value of notes or debentures. However, certain components of the fair value of derivatives are not permitted under IFRS 9 to be included in the hedge accounting above. Certain costs of hedging are permitted to be recognised in other comprehensive income. Any change in the fair value of a derivative that does not qualify for hedge accounting, or is ineffective in hedging the designated risk due to contractual differences between the hedged item and hedging instrument, is recognised immediately in the income statement.
The table below shows the carrying amounts of the Group’s notes and debentures by currency and the derivatives which hedge them:

•	The carrying amount of the notes and debentures includes foreign exchange remeasurement to period-end rates and fair value adjustments when included in a fair value hedge.

•
The breakdown of the hedging derivatives includes remeasurement of foreign currency notional values at period-end
rates, fair value movements due to interest rate risk, foreign currency cash flows designated into cash flow hedges, costs of hedging recognised in other comprehensive income, ineffectiveness recognised in the income statement and accruals or prepayments.

•	The hedged value of notes and debentures includes their carrying amounts adjusted for the offsetting derivative fair value movements due to foreign currency and interest rate risk remeasurement.

		Fair value of derivatives
2024 US$M	Carrying amount of notes and debentures	Foreign exchange notional at spot rates	Interest rate risk	Recognised in cash flow hedging reserve	Recognised in cost of hedging reserve	Recognised in the income statement 1	Accrued and other cash flows	Total	Hedged value of notes and debentures 2
	A	B	C	D	E	F	G	B to G	A + B + C
USD	10,928	–	498	–	–	2	(48)	452	11,426
GBP	1,595	521	247	(13)	3	(69)	(16)	673	2,363
EUR	2,409	367	259	(27)	7	(50)	(286)	270	3,035

Total	14,932	888	1,004	(40)	10	(117)	(350)	1,395	16,824

		Fair value of derivatives
2023 US$M	Carrying amount of notes and debentures	Foreign exchange notional at spot rates	Interest rate risk	Recognised in cash flow hedging reserve	Recognised in cost of hedging reserve	Recognised in the income statement 1	Accrued and other cash flows	Total	Hedged value of notes and debentures 2
	A	B	C	D	E	F	G	B to G	A + B + C
USD	7,245	–	214	–	–	32	23	269	7,459
GBP	1,566	522	274	24	(9)	(69)	35	777	2,362
EUR	3,008	434	302	(39)	10	(49)	(132)	526	3,744

Total	11,819	956	790	(15)	1	(86)	(74)	1,572	13,565

1	Predominantly related to ineffectiveness.

2	Includes US$532 million (2023: US$534 million) of fixed rate debt not swapped to floating rate that is not in a hedging relationship.
The weighted average interest rate payable is USD SOFR +1.40 per cent (2023: USD SOFR +1.54 per cent). Refer to note 23 ‘Net finance costs’ for details of net finance costs for the year.
Movements in reserves relating to hedge accounting
The following table shows a reconciliation of the components of equity and an analysis of the movements in reserves for all hedges. For a description of these reserves, refer to note 18 ‘Other equity’.

2024 US$M	Cash flow hedging reserve			Cost of hedging reserve			Total
	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	15	(5)	10	(1)	–	(1)	9
Add: Change in fair value of hedging instrument recognised in OCI	(24)	7	(17)	(9)	3	(6)	(23)
Less: Reclassified from reserves to financial expenses – recognised through OCI	49	(15)	34	–	–	–	34

At the end of the financial year	40	(13)	27	(10)	3	(7)	20

2023 US$M	Cash flow hedging reserve			Cost of hedging reserve			Total
	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	59	(18)	41	(27)	8	(19)	22
Add: Change in fair value of hedging instrument recognised in OCI	95	(29)	66	–	–	–	66
Less: Reclassified from reserves to financial expenses – recognised through OCI	(174)	53	(121)	26	(8)	18	(103)
Less: Loss/(gain) transferred to balance sheet related items	35	(11)	24	–	–	–	24

At the end of the financial year	15	(5)	10	(1)	–	(1)	9

Changes in interest bearing liabilities and related derivatives resulting from financing activities
The movement in the year in the Group’s interest bearing liabilities and related derivatives are as follows:

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2024 US$M	Bank loans	Notes and debentures	Lease liabilities	Bank overdraft and short-term borrowings	Other	Cross currency and interest rate swaps	Total

At the beginning of the financial year	7,502	11,819	3,019	5	–	1,572
Proceeds from interest bearing liabilities	400	4,691	–	–	–	–	5,091
Settlements of debt related instruments	–	–	–	–	–	(321)	(321)
Repayment of interest bearing liabilities	(5,319)	(1,338)	(656)	–	(14)	–	(7,327)

Change from Net financing cash flows	(4,919)	3,353	(656)	–	(14)	(321)	(2,557)

Other movements:
Divestment of subsidiaries and operations	–	–	(60)	–	–	–
Interest rate impacts	–	(214)	–	–	–	188
Foreign exchange impacts	24	(35)	(16)	–	–	35
Lease additions	–	–	593	–	–	–
Remeasurement of index-linked freight contracts	–	–	230	–	–	–
Other interest bearing liabilities/derivative related changes	3	9	6	(2)	71	(79)

At the end of the financial year	2,610	14,932	3,116	3	57	1,395

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2023 US$M	Bank loans	Notes and debentures	Lease liabilities	Bank overdraft and short-term borrowings	Other	Cross currency and interest rate swaps	Total
At the beginning of the financial year	2,472	11,363	2,576	–	17	1,688
Proceeds from interest bearing liabilities	5,450	2,732	–	–	–	–	8,182
Settlements of debt related instruments	–	–	–	–	–	(677)	(677)
Repayment of interest bearing liabilities	(1,087)	(1,610)	(576)	–	(16)	–	(3,289)

Change from Net financing cash flows	4,363	1,122	(576)	–	(16)	(677)	4,216

Other movements:
Acquisition of subsidiaries and operations	688	–	423	–	–	–
Interest rate impacts	–	(803)	–	–	–	691
Foreign exchange impacts	(23)	128	12	–	–	(127)
Lease additions	–	–	542	–	–	–
Remeasurement of index-linked freight contracts	–	–	53	–	–	–
Other interest bearing liabilities/derivative related changes	2	9	(11)	5	(1)	(3)

At the end of the financial year	7,502	11,819	3,019	5	–	1,572